Exhibit 1.1

Execution Version

Pfizer Investment Enterprises Pte. Ltd.

Debt Securities

Unconditionally Guaranteed on a Senior Unsecured Basis by Pfizer Inc.

Underwriting Agreement

May 16, 2023

To the Representatives of the

several Underwriters named in the

respective Pricing Agreements

hereinafter described.

Ladies and Gentlemen:

From time to time Pfizer Investment Enterprises Pte. Ltd., a private company limited by shares incorporated under the laws of the Republic of Singapore (the “Issuer”) and a wholly-owned subsidiary of Pfizer Inc., a Delaware corporation (the “Guarantor”), together with the Guarantor, proposes to enter into one or more Pricing Agreements (each a “Pricing Agreement”) in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the “Underwriters” with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the “Notes”) specified in Schedule II to such Pricing Agreement. Each of such Notes will have the benefit of an unconditional and irrevocable guarantee on a senior unsecured basis (the “Guarantee”) as to the payment of principal and interest from the Guarantor. The Notes and the Guarantee are referred to collectively in this Agreement as the “Securities” (with respect to such Pricing Agreement, the “Designated Securities”).

The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the “Indenture”) identified in such Pricing Agreement. References in this Agreement to the “Pricing Agreement” are to the applicable Pricing Agreement relating to the particular issuance and sale of Designated Securities specified therein.

1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as joint lead managers and representatives of the Underwriters of such Designated Securities in the Pricing Agreement will act as joint lead managers and representatives (the “Representatives”). The term “Representatives” also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Issuer to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Issuer to issue and sell any of the Securities and the obligations of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of facsimile or e-mail communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

2. Each of the Issuer and the Guarantor, jointly and severally, represent and warrant to, and agree with, each of the Underwriters that:

(a) A registration statement on Form S-3 identified by the Securities and Exchange Commission (the “Commission”) file number appearing in Schedule II to the Pricing Agreement (the “Initial Registration Statement”) has been filed with the Commission; such Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus contained therein, is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act of 1933, as amended (the “Act”); and no notice of objection of the Commission to the use of the Initial Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Issuer or the Guarantor; and no stop order suspending the effectiveness of the Initial Registration Statement or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (the base prospectus filed as part of the Initial Registration Statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement relating to the Securities, is hereinafter called the “Basic Prospectus”; any preliminary

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prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, being hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement, including all exhibits thereto and including any prospectus supplement relating to the Designated Securities that is filed with the Commission and deemed by virtue of Rule 430B under the Act to be part of the Initial Registration Statement, each as amended at the time such part of the Initial Registration Statement became effective (but excluding Form T-1), are hereinafter collectively called the “Registration Statement”; the Basic Prospectus, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 2(c) hereof), is hereinafter called the “Pricing Prospectus”; the prospectus relating to the Securities, in the form in which it is first filed or transmitted for filing, with the Commission after the date and time that this Agreement is executed, including such information as is incorporated by reference, being hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such prospectus; any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Designated Securities filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed after the date of such Basic Prospectus, Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Guarantor filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; any “issuer free writing prospectus”, as defined in Rule 433 under the Act relating to the Securities is hereinafter called an “Issuer Free Writing Prospectus”; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

(b) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer or the Guarantor by an Underwriter through the Representatives expressly for use therein as set forth in Schedule II to the applicable Pricing Agreement;

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(c) For the purposes of this Agreement, the “Applicable Time” is the time set forth as such in Schedule II of the Pricing Agreement on the date of the Pricing Agreement; the Pricing Prospectus as supplemented by the final term sheet prepared and filed pursuant to Section 6(a) hereof, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule II to the Pricing Agreement does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in the Pricing Disclosure Package or an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Issuer or the Guarantor by an Underwriter through the Representatives expressly for use therein as set forth in Schedule II to the applicable Pricing Agreement;

(d) The documents incorporated by reference in the Pricing Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading when read together with the other information in the Pricing Prospectus and the Prospectus, at the time the Registration Statement became effective; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading when read together with the other

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information in the Prospectus at the time the Registration Statement became effective; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer or the Guarantor by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities as set forth in Schedule II to the applicable Pricing Agreement; and no such documents were filed with the Commission since the Commission’s close of business on the date of the applicable Pricing Agreement and prior to the execution of such Pricing Agreement, except as set forth on Schedule II to the applicable Pricing Agreement;

(e) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act, and the rules and regulations of the Commission thereunder and do not and will not, (i) as of the applicable effective date as to the Registration Statement and any amendment thereto contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) as of the applicable filing date as to the Prospectus and any amendment or supplement thereto and as of the Time of Delivery (as defined in Section 5 hereof) for the Designated Securities, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading when read together with the other information in the Prospectus at the time the Registration Statement became effective; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer or the Guarantor by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities as set forth in Schedule II to the applicable Pricing Agreement;

(f) (i) At the time of filing the Initial Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Sections 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Issuer or the Guarantor or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Securities in reliance on the exemption in Rule 163, and (iv) at the Applicable Time (with such date being used as the determination date for purposes of this clause (iv)), the Guarantor was or is (as the case may be) a “well-known seasoned issuer” as defined in Rule 405;

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(g) (i) At the earliest time after the filing of the Initial Registration Statement that the Issuer, the Guarantor or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Act) and (ii) as of the Applicable Time (with such date being used as the determination date for purposes of this clause (ii)), each of the Issuer and the Guarantor was not and is not an “ineligible issuer” (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Issuer or the Guarantor be considered an “ineligible issuer”;

(h) Neither the Issuer, the Guarantor nor any significant subsidiary of the Guarantor (as used in this Agreement, the term “significant subsidiary” shall have the meaning defined in Rule 1-02(w) of Regulation S-X) has sustained since the date of the latest financial statements included or incorporated by reference in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, that is material to the Issuer, the Guarantor and the Guarantor’s subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been any material change in the capital stock of the Issuer or the Guarantor (except for the issuance of shares of common stock pursuant to any plan sponsored by the Guarantor and registered pursuant to a registration statement on Form S-8) or any material increase in the consolidated long-term debt of the Issuer or the Guarantor and the Guarantor’s subsidiaries taken as a whole or any material adverse change, or any development involving a prospective material adverse change, in the consolidated financial position or results of operations of the Issuer, the Guarantor and the Guarantor’s consolidated subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Registration Statement and the Pricing Prospectus;

(i) Each of the Issuer and the Guarantor has been duly organized or incorporated, as the case may be, is validly existing in good standing (or equivalent concept) under the laws of the jurisdiction of its organization or incorporation (as the case may be), with corporate power and authority to own or lease, as the case may be, its properties and conduct its business as described in the Pricing Prospectus;

(j) Each of the significant subsidiaries of the Guarantor has been duly organized, and is validly existing in good standing (or equivalent concept) under the laws of the jurisdiction of its organization or incorporation (as the case may be) and is duly qualified to transact business and is in good standing (or equivalent concept) in each jurisdiction in which the conduct of its business or the ownership or leasing of its property requires such qualification, except where failure to qualify or be in good standing would not have a materially adverse effect upon the consolidated financial position or results of operations of the Guarantor and its consolidated subsidiaries taken as a whole (“Material Adverse Effect”);

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(k) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Issuer and the Guarantor. The Notes have been duly authorized, and, when the Notes are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Notes, such Notes will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Issuer entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery of such Notes, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Indenture conforms, and the Notes will conform, to the descriptions thereof contained in the Pricing Disclosure Package and the Prospectus as amended or supplemented with respect to such Notes in all material respects;

(l) The Guarantee included in the Indenture has been duly authorized by the Guarantor and, when the Indenture is executed and delivered pursuant to this Agreement and the Pricing Agreement (with respect to the Designated Securities), and when the Notes are authenticated by the trustee, and issued and delivered pursuant to this Agreement and the Pricing Agreement (with respect to the Designated Securities), such Guarantee will have been duly executed, authenticated, and delivered and will constitute a valid and legally binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(m) The issue and sale by the Issuer of the Notes and the issue and sale by the Guarantor of the Guarantee and the compliance by the Issuer and the Guarantor with all of the provisions of the Securities, the Indenture, this Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not: (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer, the Guarantor or any of the Guarantor’s significant subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer, the Guarantor or any of the Guarantor’s significant subsidiaries is a party or by which the Issuer, the Guarantor or any of the Guarantor’s significant subsidiaries is bound or to which any of the property or assets of the Issuer, the Guarantor or any of the Guarantor’s significant subsidiaries is subject, (ii) result in any violation of (A) the provisions of the constitution of the Issuer or the provisions of the certificate of incorporation or by-laws of the Guarantor, as amended, or (B) any statute, order, rule or regulation known to the General Counsel of the Guarantor

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of any court or governmental agency or body having jurisdiction over the Issuer, the Guarantor or any of the Guarantor’s significant subsidiaries or any of their properties, except in the case of (i) and (ii)(B) where such breach, conflict, default, lien, charge, encumbrance or violation would not have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or in any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Issuer and the Guarantor of the transactions contemplated by this Agreement, any Pricing Agreement or the Indenture, except (x) such as have been, or will have been prior to the Time of Delivery of the Designated Securities, obtained under the Act and the Trust Indenture Act, (y) for such consents, approvals, authorizations, orders, registrations or qualifications the failure of which to obtain would not have a material adverse effect on the transactions contemplated under this Agreement and (z) such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws or other applicable laws in connection with the purchase and distribution of the Securities by the Underwriters;

(n) There are no legal or governmental proceedings to which the Issuer, the Guarantor or any of the Guarantor’s significant subsidiaries is a party or of which any property of the Issuer, the Guarantor or any of the Guarantor’s significant subsidiaries is the subject other than as set forth in the Pricing Prospectus and other than litigation incident to the kind of business conducted by the Issuer, the Guarantor and any of the Guarantor’s significant subsidiaries which, if determined adversely to the Issuer, the Guarantor or any of the Guarantor’s significant subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the Issuer or the Guarantor’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(o) KPMG LLP, who have certified certain financial statements of the Guarantor and its subsidiaries, is an independent registered public accounting firm with respect to the Guarantor and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Act;

(p) The consolidated financial statements (including the related notes thereto) of the Guarantor and its consolidated subsidiaries included in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly in all material respects the financial position of the Guarantor and its consolidated subsidiaries as of the dates indicated and the results of their operations and cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods covered thereby; and

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(q) Neither the Issuer nor the Guarantor is and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Issuer nor the Guarantor will be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

3. Pursuant to Section 309B(1)(c) of the Securities and Futures Act 2001 of Singapore, the Issuer hereby notifies the Underwriters that the Notes are “prescribed capital markets products” (as defined in the Securities and Futures (Capital Markets Products) Regulations 2018) and Excluded Investment Products (as defined in MAS Notice SFA 04-N12: Notice on the Sale of Investment Products and MAS Notice FAA-N16: Notice on Recommendations on Investment Products).

4. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Pricing Prospectus and Prospectus as amended or supplemented.

5. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours prior notice to the Issuer, shall be delivered by or on behalf of the Issuer to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same day) funds or other immediately available funds to the account specified by the Issuer to the Representatives at least forty-eight hours in advance or at such other place and time and date as the Representatives and the Issuer may agree upon in writing, such time and date being herein called the “Time of Delivery” for such Securities.

6. Each of the Issuer and the Guarantor agrees with each of the Underwriters of any Designated Securities:

(a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act, to pay the registration fees for this offering within the time period required by Rule 456(b)(1)(i) under the Act (without giving effect to the proviso therein) and in any event prior to the Time of Delivery of the Designated Securities, to make no further amendment or any supplement to the Registration Statement, the Basic Prospectus or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery of such Securities which shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and

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furnish the Representatives with copies thereof as they shall reasonably request; to prepare a final term sheet, containing solely a description of the Designated Securities, in a form approved by the Representatives and to file such term sheet pursuant to Rule 433(d) under the Act within the time required by such Rule; to file promptly all other material required to be filed by the Issuer or the Guarantor with the Commission pursuant to Rule 433(d) under the Act; to file promptly all reports and any definitive proxy or information statements required to be filed by the Issuer or the Guarantor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the receipt by the Issuer or the Guarantor of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal;

(b) Promptly from time to time to take such action, in cooperation with the Representatives, to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith neither the Issuer nor the Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject;

(c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the

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circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their reasonable request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

(d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Guarantor and its subsidiaries (which need not be audited) complying with the last paragraph of Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Guarantor, Rule 158);

(e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities, as notified to the Issuer and the Guarantor by the Representatives and (ii) the Time of Delivery of such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Issuer or the Guarantor which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives, which consent shall not be unreasonably withheld; and

(f) To, in cooperation with the Representatives, complete and sign the return on debt securities form and send the same to the Underwriters in order that the duly completed return on debt securities form may be submitted to the Monetary Authority of Singapore within one month from the Time of Delivery of the Designated Securities.

7. Each of the Issuer and the Guarantor, jointly and severally, covenants and agrees with the several Underwriters that it will pay or cause to be paid the following: (i) the reasonable fees, disbursements and expenses of the Issuer’s and the Guarantor’s counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Blue Sky and Legal Investment

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Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 6(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to any required review by the Financial Industry Regulatory Authority, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing, issuing and delivering the certificate for the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the reasonable fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; but neither the Issuer nor the Guarantor shall in any event be liable to any of the Underwriters for damages on account of loss of anticipated profits from the sale by them of the Securities. It is understood, however, that except as provided in this Section 7, Section 9 and Section 12 hereof, the Underwriters will pay all of their own costs and expenses, including but not limited to expenses connected with any offers they may make and the fees, disbursements and expenses of their counsel.

8. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Issuer and the Guarantor in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Applicable Time and the Time of Delivery of such Designated Securities, true and correct in all material respects (except for such representations and warranties that are qualified by materiality, which shall be true and correct in all respects), the condition that each of the Issuer and the Guarantor shall have performed all of its obligations hereunder shall have theretofore been satisfied, and the following additional conditions:

(a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; the final term sheet contemplated by Section 6(a) hereof, and any other material required to be filed by the Issuer or the Guarantor pursuant to Rule 433(d) under the Act, shall have been filed with the Commission within the applicable time period prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

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(b) (i) Counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery of such Designated Securities, with respect to the issuance and sale of the Designated Securities, the Indenture, the Registration Statement, the Pricing Disclosure Package, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(ii) Singapore counsel for the Underwriters shall have furnished to the Representatives a written opinion, dated the Time of Delivery of such Designated Securities, in form and substance satisfactory to the Representatives;

(c) (i) Margaret M. Madden, the Senior Vice President and Corporate Secretary, Chief Governance Counsel of the Guarantor (or such other internal legal counsel or outside legal firm reasonably satisfactory to the Representatives at such Time of Delivery), shall have furnished to the Representatives a written opinion and a negative assurance letter, each dated the Time of Delivery of such Designated Securities, in form and substance satisfactory to the Representatives;

(ii) Singapore counsel for the Issuer and the Guarantor shall have furnished to the Representatives a written opinion, dated the Time of Delivery of such Designated Securities, in form and substance satisfactory to the Representatives;

(d) On the date of the Pricing Agreement for such Designated Securities and at the Time of Delivery of such Designated Securities, the independent accountants of the Guarantor who have certified the financial statements of the Guarantor and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated (A) the date of such Pricing Agreement, (B) the effective date of the Registration Statement or (C) the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

(e) (i) Neither the Issuer, the Guarantor nor any of the Guarantor’s significant subsidiaries shall have sustained since the date of the latest financial statements included or incorporated by reference in the Pricing Prospectus and Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus and

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Prospectus as amended or supplemented, and (ii) since the respective dates as of which information is given in the Pricing Prospectus and Prospectus as amended or supplemented there shall not have been any change in the capital stock of the Issuer or the Guarantor (except for the issuance of shares of common stock pursuant to any plan sponsored by the Guarantor and registered pursuant to a registration statement on Form S-8) or any increase in the consolidated long-term debt of the Issuer, the Guarantor and the Guarantor’s subsidiaries or any material change, or any development involving a prospective material change, in the consolidated financial position or results of operations of the Issuer, the Guarantor and the Guarantor’s consolidated subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus and Prospectus as amended or supplemented, the effect of which is in any such case described in clause (i) or (ii) is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

(f) On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Issuer’s or the Guarantor’s debt securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Section 3(a)(62) of the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Issuer’s or the Guarantor’s debt securities;

(g) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension of trading of the Guarantor’s common stock by the Commission or the NYSE precipitated by the announcement by the Guarantor of a material adverse event with respect to the Guarantor’s business or financial position; (ii) a suspension or material limitation in trading in securities generally on the NYSE, (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iv) the outbreak or escalation of hostilities directly involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the reasonable judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated by the Prospectus as amended and supplemented; or (v) if in the opinion of the Representatives there shall have occurred such a change in national or international financial, political or economic conditions or currency exchange rates or exchange controls as would in their view be likely to prejudice materially the success of the offering and distribution of the Designated Securities or dealings in the Designated Securities in the secondary markets; and

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(h) The Issuer and the Guarantor shall have furnished or caused to be furnished at the Time of Delivery of the Designated Securities a certificate or certificates of officers or directors, as applicable, of the Issuer and the Guarantor reasonably satisfactory to the Representatives as to the accuracy of the representations and warranties of the Issuer and the Guarantor herein at and as of such Time of Delivery, as to the performance by the Issuer and the Guarantor of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as the Representatives may reasonably request.

9. (a) Each of the Issuer and the Guarantor, jointly and severally, will indemnify and hold harmless each Underwriter and its respective affiliates, selling agents, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such indemnified party may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Basic Prospectus, the Pricing Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Issuer nor the Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Basic Prospectus, the Pricing Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus, in each case, relating to the Securities, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Issuer or the Guarantor by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities as set forth in Schedule II to the applicable Pricing Agreement.

(b) Each Underwriter will severally and not jointly indemnify and hold harmless each of the Issuer, the Guarantor, its directors and officers who signed the Registration Statement and each person, if any, who controls the Issuer or the Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which such indemnified party may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus

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supplement, the Basic Prospectus, the Pricing Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Basic Prospectus, the Pricing Prospectus, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Issuer or the Guarantor by such Underwriter through the Representatives expressly for use therein as set forth in Schedule II to the applicable Pricing Agreement; and will reimburse such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

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(d) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuer and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Issuer and the Guarantor on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Issuer and the Guarantor bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and the Guarantor on the one hand or such Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuer, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public in such offering exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

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(e) The obligations of the Issuer and the Guarantor under this Section 9 shall be in addition to any liability which the Issuer or the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of such Underwriter and to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Issuer or the Guarantor and to each person, if any, who controls the Issuer or the Guarantor within the meaning of the Act.

10. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Issuer shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Issuer that they have so arranged for the purchase of such Designated Securities, or the Issuer notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Issuer shall have the right to postpone the Time of Delivery of such Designated Securities for a period of not more than seven days, in order effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Issuer agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

(b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Issuer as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Issuer shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

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(c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Issuer as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Issuer shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Issuer, except for the expenses to be borne by the Issuer and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11. The respective indemnities, agreements, representations, warranties and other statements of the Issuer, the Guarantor and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Issuer or the Guarantor, or any officer or director or controlling person of the Issuer or the Guarantor, and shall survive delivery of and payment for the Securities.

12. If any Pricing Agreement shall be terminated pursuant to Section 10 hereof, neither the Issuer nor the Guarantor shall be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Section 7 and Section 9 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Issuer as provided herein, the Issuer or the Guarantor will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but neither the Issuer nor the Guarantor shall then be under further liability to any Underwriter with respect to such Designated Securities except as provided in Section 7 and Section 9 hereof.

13. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

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All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, e-mail or facsimile transmission to the address of the Representatives as set forth in Schedule II to the Pricing Agreement; and if to the Issuer or the Guarantor shall be delivered or sent by mail, e-mail or facsimile transmission to the address of the Guarantor set forth in the Registration Statement, Attention: Secretary. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

14. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Issuer, the Guarantor and, to the extent provided in Section 9 and Section 11 hereof, the officers and directors of the Issuer, the Guarantor and any Underwriter and each person who controls the Issuer, the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15. Time shall be of the essence of each Pricing Agreement. As used herein “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

16. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

17. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriters could purchase United States dollars with such other currency in The City of New York on the U.S. business day preceding that on which final judgment is given. The obligation of either the Issuer or the Guarantor with respect to any sum due from it to any Underwriter or any person controlling any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first U.S. business day following receipt by such Underwriter or controlling person of such Underwriter of any sum in such other currency, and only to the extent that such Underwriter or controlling person of such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Underwriter or controlling person of such Underwriter hereunder, then each of the Issuer and the Guarantor agrees to pay such additional amounts, in the relevant currency, as may be necessary to compensate for the shortfall. If the United States dollars so purchased are greater than the sum originally due to such Underwriter or controlling person of such Underwriter hereunder, such Underwriter or controlling person of such Underwriter agrees to pay to the Issuer or the Guarantor an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter or controlling person of such Underwriter hereunder. Any amounts payable by the Issuer, the Guarantor or any Underwriter under this Section 17 shall be paid to the applicable Underwriter(s), the Issuer or the Guarantor (as applicable) as promptly as reasonably practicable.

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18. The Issuer irrevocably submits to the non-exclusive jurisdiction of any New York State or United States Federal court sitting in The City of New York over any suit, action or proceeding arising out of or relating to this Agreement, the Pricing Prospectus, the Prospectus or the offering of the Securities. The Issuer irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. To the extent that the Issuer has or hereafter may acquire any immunity (on the grounds of sovereignty or otherwise) from the jurisdiction of any court or from any legal process with respect to itself or its property, the Issuer irrevocably waives, to the fullest extent permitted by law, such immunity in respect of any such suit, action or proceeding.

19. The Issuer hereby irrevocably appoints Pfizer Inc. as its agent for service of process in any suit, action or proceeding described in the preceding paragraph and agrees that service of process in any such suit, action or proceeding may be made upon it by courier and by certified mail (return receipt requested), fees and postage prepaid, at the office of such agent. The Issuer waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. The Issuer represents and warrants that such agent has agreed to act as the Issuer’s agent for service of process, and the Issuer agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect.

20. (a)(i) Each of the Issuer and the Guarantor, jointly and severally, represents and agrees that, other than the final term sheet prepared and filed pursuant to Section 6(a) hereof, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Designated Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act;

(ii) each Underwriter represents and agrees that, without the prior consent of the Issuer and the Representatives, other than one or more term sheets relating to the Designated Securities containing customary information and conveyed to purchasers of Designated Securities, it has not made and will not make any offer relating to the Designated Securities that would constitute an issuer free writing prospectus (as defined by Rule 433 under the Securities Act) or a free writing prospectus that would otherwise be required to be filed with the Commission; and

(iii) any such free writing prospectus the use of which has been consented to by the Issuer and the Representatives (including the final term sheet prepared and filed pursuant to Section 6(a) hereof) is listed on Schedule II to the Pricing Agreement;

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(b) The Issuer and the Guarantor have complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and

(c) Each of the Issuer and the Guarantor agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus as amended and supplemented or would include an untrue statement or a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Issuer and the Guarantor will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Issuer or the Guarantor by an Underwriter through the Representatives expressly for use therein as set forth in Schedule II to the applicable Pricing Agreement.

21. Each of the Issuer and the Guarantor acknowledges and agrees that (i) the purchase and sale of any Designated Securities pursuant to this Agreement and the applicable Pricing Agreement is an arm’s-length commercial transaction between the Issuer and the Guarantor, on the one hand, and the several Underwriters for such Designated Securities, on the other, (ii) in connection therewith and with the process leading to any such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Issuer or the Guarantor, and the Issuer’s and the Guarantor’s engagement of the Underwriters in any offering of Designated Securities and the process leading up to such offering is as independent contractor and not in any other capacity, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Issuer or the Guarantor with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Issuer or the Guarantor on other matters) or any other obligation to the Issuer or the Guarantor except the obligations expressly set forth in this Agreement and the applicable Pricing Agreement and (iv) the Issuer and the Guarantor have consulted their own legal and financial advisors to the extent it deemed appropriate. Each of the Issuer and the Guarantor agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Issuer or the Guarantor, in connection with the offering contemplated hereby or the process leading thereto.

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22. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Issuer and the Guarantor, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

23. (a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States. (b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States. “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

24. (a)(i) Each of the parties to this Agreement acknowledges, accepts, and agrees that liabilities arising under this Agreement may be subject to the exercise of Bail-in Powers by the Relevant Resolution Authority and acknowledges, accepts, and agrees to be bound by:

(ii) the effect of the exercise of Bail-in Powers by the Relevant Resolution Authority in relation to any BRRD Liability of the Underwriters to the Issuer under this Agreement, that (without limitation) may include and result in any of the following, or some combination thereof: (w) the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon; (x) the conversion of all, or a portion, of the BRRD Liability into shares, other securities or other obligations of the Underwriters or another person (and the issue to or conferral on the Issuer of such shares, securities or obligations); (y) the cancellation of the BRRD Liability; (z) the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period; and

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(iii) the variation of the terms of this Agreement, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority.

(b) As used in this Section 24,

“Bail-in Legislation” means in relation to a member state of the European Economic Area or the United Kingdom which has implemented, or which at any time implements, the BRRD, the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time.

“Bail-in Powers” means any Write-down and Conversion Powers as defined in relation to the relevant Bail-in Legislation.

“BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.

“BRRD Liability” has the same meaning as in such laws, regulations, rules or requirements implementing the BRRD under the applicable Bail-in Legislation.

“EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at http://www.lma.eu.com/.

“Relevant Resolution Authority” means the resolution authority with the ability to exercise any Bail-in Powers in relation to the Underwriters.

25. This Agreement and each Pricing Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Delivery of this Agreement and any Pricing Agreement by one party to the other may be made by facsimile, electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

26. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, each Pricing Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

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Very truly yours, ISSUER

PFIZER INVESTMENT ENTERPRISES PTE. LTD.

By:	/s/ Brian James Mc Mahon
Name: Brian James Mc Mahon
Title: Director

GUARANTOR

PFIZER INC.

By:	/s/ Brian Byala
Name: Brian Byala
Title: Senior Vice President and Treasurer

[Signature Page to the Underwriting Agreement]

Accepted as of the date hereof:

CITIGROUP GLOBAL MARKETS SINGAPORE PTE. LTD.,

        as a Representative of the Underwriters

By:	/s/ Zhi Wei Teoh
Name: Zhi Wei Teoh
Title: Director

[Signature Page to the Underwriting Agreement]

Accepted as of the date hereof:

MERRILL LYNCH (SINGAPORE) PTE. LTD.,
as a Representative of the Underwriters

By:	/s/ Bhavik Pandya
Name: Bhavik Pandya
Title: Managing Director

[Signature Page to the Underwriting Agreement]

GOLDMAN SACHS (SINGAPORE) PTE.,
as a Representative of the Underwriters

By:	/s/ Andy Tai
Name: Andy Tai
Title: Managing Director

[Signature Page to the Underwriting Agreement]

J.P. MORGAN SECURITIES ASIA PRIVATE LIMITED,
as a Representative of the Underwriters

By:	/s/ Reuben Ong
Name: Reuben Ong
Title: Executive Director

[Signature Page to the Underwriting Agreement]

BARCLAYS CAPITAL INC.,

By:	/s/ James Gutow
Name: James Gutow
Title: Managing Director

[Signature Page to the Underwriting Agreement]

DEUTSCHE BANK SECURITIES INC.,

By:	/s/ Kevin Prior
Name: Kevin Prior
Title: Director

By:	/s/ Ritu Ketkar
Name: Ritu Ketkar
Title: Managing Director

[Signature Page to the Underwriting Agreement]

HSBC SECURITIES (USA) INC.,

By:	/s/ Patrice Altongy
Name: Patrice Altongy
Title: Managing Director

[Signature Page to the Underwriting Agreement]

MORGAN STANLEY & CO. LLC,

By:	/s/ Thomas Hadley
Name: Thomas Hadley
Title: Managing Director

[Signature Page to the Underwriting Agreement]

RBC CAPITAL MARKETS, LLC,

By:	/s/ Scott Primrose
Name: Scott Primrose
Title: Authorized Signatory

[Signature Page to the Underwriting Agreement]

BNP PARIBAS SECURITIES CORP.,

By:	/s/ Rafael Ribeiro
Name: Rafael Ribeiro
Title: Managing Director

[Signature Page to the Underwriting Agreement]

MIZUHO SECURITIES USA LLC,

By:	/s/ Joseph Santaniello
Name: Joseph Santaniello
Title: Director

[Signature Page to the Underwriting Agreement]

SANTANDER US CAPITAL MARKETS LLC,

By:	/s/ Richard Zobkiw
Name: Richard Zobkiw
Title: Executive Director

[Signature Page to the Underwriting Agreement]

SIEBERT WILLIAMS SHANK & CO., LLC,

By:	/s/ Ahmad Ismail
Name: Ahmad Ismail
Title: Managing Director

[Signature Page to the Underwriting Agreement]

STANDARD CHARTERED BANK,

By:	/s/ Patrick Dupont-Liot
Name: Patrick Dupont-Liot
Title: Managing Director, Debt Capital Markets

[Signature Page to the Underwriting Agreement]

LOOP CAPITAL MARKETS LLC,

By:	/s/ Paul Bonaguro
Name: Paul Bonaguro
Title: Managing Director

[Signature Page to the Underwriting Agreement]

PNC CAPITAL MARKETS LLC,

By:	/s/ Dylan Haas
Name: Dylan Haas
Title: Director

[Signature Page to the Underwriting Agreement]

SG AMERICAS SECURITIES, LLC,

By:	/s/ Michael Shapiro
Name: Michael Shapiro
Title: Head of Dept Capital Markets

[Signature Page to the Underwriting Agreement]

ACADEMY SECURITIES, INC.,

By:	/s/ Kate Brewer
Name: Kate Brewer
Title: SVP, Treasury and Compliance

[Signature Page to the Underwriting Agreement]

SAMUEL A. RAMIREZ & COMPANY, INC.,

By:	/s/ Raymond O’Connor
Name: Raymond O’Connor
Title: Managing Director

[Signature Page to the Underwriting Agreement]

STERN BROTHERS & CO.,

By:	/s/ Kit Turner
Name: Kit Turner
Title: Senior Managing Director

[Signature Page to the Underwriting Agreement]

ANNEX I

Form of Pricing Agreement

PRICING AGREEMENT

May 16, 2023

Merrill Lynch (Singapore) Pte. Ltd.

50 Collyer Quay

#14-01 OUE Bayfront

Singapore 049321

Citigroup Global Markets Singapore Pte. Ltd.

8 Marina View

#21-00 Asia Square Tower 1

Singapore 018960

Goldman Sachs (Singapore) Pte.

1 Raffles Link

#07-01 South Lobby

Singapore 039393

J.P. Morgan Securities Asia Private Limited

88 Market Street

26th Floor, CapitaSpring

Singapore 048948

As Representatives of the several Underwriters

Ladies and Gentlemen:

Pfizer Investment Enterprises Pte. Ltd., a private company limited by shares incorporated under the laws of the Republic of Singapore (the “Issuer”) and a wholly-owned subsidiary of Pfizer Inc., a Delaware corporation (the “Guarantor”), together with the Guarantor, proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated May 16, 2023 (the “Underwriting Agreement”), among the Issuer, the Guarantor and the Representatives of the several Underwriters to issue and sell to each of the Underwriters named in Schedule I hereto (the “Underwriters”) the securities specified in Schedule II hereto (the “Notes”). Each of such Notes will have the benefit of an unconditional and irrevocable guarantee on a senior unsecured basis (the “Guarantee”) as to the payment of principal and interest from the Guarantor. The Notes and the Guarantee are referred to collectively in this Agreement as the “Designated Securities.” Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the Applicable Time in relation to the Pricing Disclosure Package and Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the “Representatives” herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 13 of the Underwriting Agreement and the address of the Representatives referred to in such Section 13 are set forth at the end of Schedule II hereto.

An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Issuer agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Issuer, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto, plus any additional principal amount of Designated Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 of the Underwriting Agreement.

If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, the Issuer and the Guarantor. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in an Agreement among Underwriters, the form of which shall be submitted to the Issuer for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

[Signatures follow]

Very truly yours, ISSUER

PFIZER INVESTMENT ENTERPRISES PTE. LTD.

By:
Name:
Title:

GUARANTOR

PFIZER INC.

By:
Name:
Title:

[Signature Page to the Pricing Agreement]

Accepted as of the date hereof:

CITIGROUP GLOBAL MARKETS SINGAPORE PTE. LTD., as a Representative of the Underwriters

By:
Name:
Title:

[Signature Page to the Pricing Agreement]

Accepted as of the date hereof:

MERRILL LYNCH (SINGAPORE) PTE. LTD.,
as a Representative of the Underwriters

By:
Name:
Title:

[Signature Page to the Pricing Agreement]

GOLDMAN SACHS (SINGAPORE) PTE.,
as a Representative of the Underwriters

By:
Name:
Title:

[Signature Page to the Pricing Agreement]

J.P. MORGAN SECURITIES ASIA PRIVATE LIMITED,
as a Representative of the Underwriters

By:
Name:
Title:

[Signature Page to the Pricing Agreement]

BARCLAYS CAPITAL INC.,

By:
Name:
Title:

[Signature Page to the Pricing Agreement]

DEUTSCHE BANK SECURITIES INC.,

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to the Pricing Agreement]

HSBC SECURITIES (USA) INC.,

By:
Name:
Title:

[Signature Page to the Pricing Agreement]

MORGAN STANLEY & CO. LLC,

By:
Name:
Title:

[Signature Page to the Pricing Agreement]

RBC CAPITAL MARKETS, LLC,

By:
Name:
Title:

[Signature Page to the Pricing Agreement]

BNP PARIBAS SECURITIES CORP.,

By:
Name:
Title:

[Signature Page to the Pricing Agreement]

MIZUHO SECURITIES USA LLC,

By:
Name:
Title:

[Signature Page to the Pricing Agreement]

SANTANDER US CAPITAL MARKETS LLC,

By:
Name:
Title:

[Signature Page to the Pricing Agreement]

SIEBERT WILLIAMS SHANK & CO., LLC,

By:
Name:
Title:

[Signature Page to the Pricing Agreement]

STANDARD CHARTERED BANK,

By:
Name:
Title:

[Signature Page to the Pricing Agreement]

LOOP CAPITAL MARKETS LLC,

By:
Name:
Title:

[Signature Page to the Pricing Agreement]

PNC CAPITAL MARKETS LLC,

By:
Name:
Title:

[Signature Page to the Pricing Agreement]

SG AMERICAS SECURITIES, LLC,

By:
Name:
Title:

[Signature Page to the Pricing Agreement]

ACADEMY SECURITIES, INC.,

By:
Name:
Title:

[Signature Page to the Pricing Agreement]

SAMUEL A. RAMIREZ & COMPANY, INC.,

By:
Name:
Title:

[Signature Page to the Pricing Agreement]

STERN BROTHERS & CO.,

By:
Name:
Title:

[Signature Page to the Pricing Agreement]

SCHEDULE I

Underwriters	Principal Amount of 2025 Notes	Principal Amount of 2026 Notes	Principal Amount of 2028 Notes	Principal Amount of 2030 Notes	Principal Amount of 2033 Notes	Principal Amount of 2043 Notes	Principal Amount of 2053 Notes	Principal Amount of 2063 Notes
Citigroup Global Markets Singapore Pte. Ltd.	303,240,000	303,240,000	404,320,000	303,240,000	505,400,000	303,240,000	606,480,000	404,320,000
Merrill Lynch (Singapore) Pte. Ltd.	303,240,000	303,240,000	404,320,000	303,240,000	505,400,000	303,240,000	606,480,000	404,320,000
Goldman Sachs (Singapore) Pte.	270,030,000	270,030,000	360,040,000	270,030,000	450,050,000	270,030,000	540,060,000	360,040,000
J.P. Morgan Securities Asia Private Limited	270,030,000	270,030,000	360,040,000	270,030,000	450,050,000	270,030,000	540,060,000	360,040,000
Barclays Capital Inc.	270,030,000	270,030,000	360,040,000	270,030,000	450,050,000	270,030,000	540,060,000	360,040,000
Deutsche Bank Securities Inc.	270,030,000	270,030,000	360,040,000	270,030,000	450,050,000	270,030,000	540,060,000	360,040,000
HSBC Securities (USA) Inc.	270,030,000	270,030,000	360,040,000	270,030,000	450,050,000	270,030,000	540,060,000	360,040,000
Morgan Stanley & Co. LLC	270,030,000	270,030,000	360,040,000	270,030,000	450,050,000	270,030,000	540,060,000	360,040,000
RBC Capital Markets, LLC	270,030,000	270,030,000	360,040,000	270,030,000	450,050,000	270,030,000	540,060,000	360,040,000
BNP Paribas Securities Corp.	101,670,000	101,670,000	135,560,000	101,670,000	169,450,000	101,670,000	203,340,000	135,560,000
Mizuho Securities USA LLC	101,670,000	101,670,000	135,560,000	101,670,000	169,450,000	101,670,000	203,340,000	135,560,000
Santander US Capital Markets LLC	101,670,000	101,670,000	135,560,000	101,670,000	169,450,000	101,670,000	203,340,000	135,560,000
Siebert Williams Shank & Co., LLC	88,200,000	88,200,000	117,600,000	88,200,000	147,000,000	88,200,000	176,400,000	117,600,000
Standard Chartered Bank	30,180,000	30,180,000	40,240,000	30,180,000	50,300,000	30,180,000	60,360,000	40,240,000
Loop Capital Markets LLC	13,980,000	13,980,000	18,640,000	13,980,000	23,300,000	13,980,000	27,960,000	18,640,000
PNC Capital Markets LLC	13,980,000	13,980,000	18,640,000	13,980,000	23,300,000	13,980,000	27,960,000	18,640,000
SG Americas Securities LLC	13,980,000	13,980,000	18,640,000	13,980,000	23,300,000	13,980,000	27,960,000	18,640,000
Academy Securities, Inc.	12,660,000	12,660,000	16,880,000	12,660,000	21,100,000	12,660,000	25,320,000	16,880,000
Samuel A. Ramirez & Company, Inc.	12,660,000	12,660,000	16,880,000	12,660,000	21,100,000	12,660,000	25,320,000	16,880,000
Stern Brothers & Co.	12,660,000	12,660,000	16,880,000	12,660,000	21,100,000	12,660,000	25,320,000	16,880,000

Total	$3,000,000,000	$3,000,000,000	$4,000,000,000	$3,000,000,000	$5,000,000,000	$3,000,000,000	$6,000,000,000	$4,000,000,000

SCHEDULE II

Issuer:

Pfizer Investment Enterprises Pte. Ltd.

Guarantor:

Pfizer Inc.

Title of Designated Securities:

4.650% Notes due 2025 (the “2025 Notes”)

4.450% Notes due 2026 (the “2026 Notes”)

4.450% Notes due 2028 (the “2028 Notes”)

4.650% Notes due 2030 (the “2030 Notes”)

4.750% Notes due 2033 (the “2033 Notes”)

5.110% Notes due 2043 (the “2043 Notes”)

5.300% Notes due 2053 (the “2053 Notes”)

5.340% Notes due 2063 (the “2063 Notes”)

Commission File Number of Initial Registration Statement:

333-253605 and Post-Effective Amendment No. 1 thereto

Aggregate Principal Amount:

$3,000,000,000 for the 2025 Notes

$3,000,000,000 for the 2026 Notes

$4,000,000,000 for the 2028 Notes

$3,000,000,000 for the 2030 Notes

$5,000,000,000 for the 2033 Notes

$3,000,000,000 for the 2043 Notes

$6,000,000,000 for the 2053 Notes

$4,000,000,000 for the 2063 Notes

Price to Public:

For the 2025 Notes, 99.943% of the principal amount, plus accrued interest, from May 19, 2023

For the 2026 Notes, 99.883% of the principal amount, plus accrued interest, from May 19, 2023

For the 2028 Notes, 99.880% of the principal amount, plus accrued interest, from May 19, 2023

For the 2030 Notes, 99.823% of the principal amount, plus accrued interest, from May 19, 2023

For the 2033 Notes, 99.850% of the principal amount, plus accrued interest, from May 19, 2023

For the 2043 Notes, 98.000% of the principal amount, plus accrued interest, from May 19, 2023

For the 2053 Notes, 99.851% of the principal amount, plus accrued interest, from May 19, 2023

For the 2063 Notes, 98.057% of the principal amount, plus accrued interest, from May 19, 2023

Purchase Price by Underwriters:

For the 2025 Notes, 99.743% of the principal amount, plus accrued interest, from May 19, 2023

For the 2026 Notes, 99.633% of the principal amount, plus accrued interest, from May 19, 2023

For the 2028 Notes, 99.530% of the principal amount, plus accrued interest, from May 19, 2023

For the 2030 Notes, 99.423% of the principal amount, plus accrued interest, from May 19, 2023

For the 2033 Notes, 99.400% of the principal amount, plus accrued interest, from May 19, 2023

For the 2043 Notes, 97.250 % of the principal amount, plus accrued interest, from May 19, 2023

For the 2053 Notes, 99.101% of the principal amount, plus accrued interest, from May 19, 2023

For the 2063 Notes, 97.307% of the principal amount, plus accrued interest, from May 19, 2023

Form of Designated Securities:

Book-entry only form represented by one or more global securities deposited with the depositary or its designated custodian, to be made available for checking by the Representative at least twenty-four hours prior to the Time of Delivery at the office of the depositary.

Specified Funds for Payment of Purchase Price:

Wire transfer of immediately available funds.

Indenture:

Indenture dated May 19, 2023, among the Issuer, the Guarantor and The Bank of New York Mellon as supplemented by the first supplemental indenture to be dated May 19, 2023 among the Issuer, the Guarantor and The Bank of New York Mellon.

Maturity:

For the 2025 Notes, May 19, 2025

For the 2026 Notes, May 19, 2026

For the 2028 Notes, May 19, 2028

For the 2030 Notes, May 19, 2030

For the 2033 Notes, May 19, 2033

For the 2043 Notes, May 19, 2043

For the 2053 Notes, May 19, 2053

For the 2063 Notes, May 19, 2063

Interest Rate:

For the 2025 Notes, 4.650% per annum

For the 2026 Notes, 4.450% per annum

For the 2028 Notes, 4.450% per annum

For the 2030 Notes, 4.650% per annum

For the 2033 Notes, 4.750% per annum

For the 2043 Notes, 5.110% per annum

For the 2053 Notes, 5.300% per annum

For the 2063 Notes, 5.340% per annum

Interest Payment Dates:

May 19 and November 19 of each year, beginning on November 19, 2023

Record Dates:

May 1 or November 1 immediately preceding the relevant Interest Payment Date

Optional Redemption:

The Notes may be redeemed in whole or in part at the price(s) described in the Prospectus relating to the Notes.

Special Mandatory Redemption and Assumption of the 2033 Notes and the 2053 Notes:

If (i) the Merger is not consummated on or before the Special Mandatory Redemption End Date or (ii) the Issuer notifies the Trustee under the Indenture that the Guarantor will not pursue consummation of the Merger, the Issuer will be required to redeem each series of the Notes, other than the 2033 Notes and the 2053 Notes, at a redemption price equal to 101% of the principal amount of such series of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date. The Special Mandatory Redemption will not apply to the 2033 Notes and the 2053 Notes. In the event of a triggering of the Special Mandatory Redemption and following completion of the Special Mandatory Redemption, the Guarantor will assume the obligations of the Issuer under the 2033 Notes and the 2053 Notes and will become the successor issuer of the 2033 Notes and the 2053 Notes, the Issuer will no longer be an obligor under the 2033 Notes and the 2053 Notes and the Guarantee with respect to the 2033 Notes and the 2053 Notes will be released in full. The assumption of the 2033 Notes and the 2053 Notes by the Parent shall be treated as a Parent Assumption (as defined herein) for purposes of the Indenture.

Sinking Fund Provisions:

None.

Substitution of the Guarantor as Issuer:

The Guarantor has the right, at its option at any time, without the consent of any holders of any series of Notes, to be substituted for, and assume the obligations of, the Issuer under each series of the Notes that are then outstanding under the Indenture if, immediately after giving effect to such substitution, no event of default, and no event which, after notice or lapse of time or both, would become an event of default, has occurred and is continuing (other than a default or event of default that would be cured by such substitution), provided that the Guarantor executes a supplemental indenture in which it agrees to be bound by the terms of each such series of Notes and the Indenture (the “Parent Assumption”). Upon such Parent Assumption, the covenant described under “Description of Notes—Payment of Additional Amounts” and the tax redemption provision described under “Description of Notes— Optional Redemption; Redemption for Tax Reasons; No Sinking Fund—Redemption for Tax Reasons” in the Prospectus will cease to apply. In the case of such Parent Assumption, (i) the Issuer will be relieved of any further obligations under the assumed series of Notes and the Indenture and (ii) the Guarantor will be released from all obligations under the Guarantee, but will instead become the primary (and sole) obligor under such Notes and the related Indenture provisions.

Defeasance Provisions:

As described in the Basic Prospectus dated May 15, 2023.

Applicable Time:

6:05 P.M. New York City time on May 16, 2023

Issuer Free Writing Prospectuses:

Pricing Term Sheet dated May 16, 2023, as filed under Rule 433

Recently Filed Documents for Section 2(d) of the Underwriting Agreement:

None.

Time of Delivery:

10:00 A.M. New York City time on May 19, 2023

Closing Location:

Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, NY 10017.

Additional Agreements of the Underwriters:

Each of the Underwriters has agreed that it will not offer, sell, or deliver any of the Designated Securities, directly or indirectly, or distribute the Prospectus or any other offering material relating to the Designated Securities, in or from any jurisdiction except under circumstances that will, to the best of the Underwriters’ knowledge and belief, result in compliance with the applicable laws and regulations and which will not impose any obligations on the Issuer or the Guarantor.

Each of the Underwriters agrees to abide by the offering restrictions as set forth under the following captions in the Prospectus:

“Underwriting—Notice to Prospective Investors in the European Economic Area and the United Kingdom”,

“Underwriting—Notice to Prospective Investors in the United Kingdom”, “Underwriting—Notice to Prospective Investors in France”,

“Underwriting—Notice to Prospective Investors in Switzerland”,

“Underwriting—Notice to Prospective Investors in Hong Kong”, “Underwriting—Notice to Prospective Investors in Japan”,

“Underwriting—Notice to Prospective Investors in Singapore”,

“Underwriting—Notice to Prospective Investors in Canada”,

“Underwriting—Notice to Prospective Investors in Taiwan”,

“Underwriting—Notice to Prospective Investors in Korea”,

“Underwriting—Notice to Prospective Investors in the United Arab Emirates (excluding the Dubai International Financial Centre)” and

“Underwriting—Dubai International Financial Centre.”

Contact Information for Representatives for purposes of Section 13 of the Underwriting Agreement:

Merrill Lynch (Singapore) Pte. Ltd.

50 Collyer Quay

#14-01 OUE Bayfront

Singapore 049321

Attn: DCM

Tel: +65 6678 0000

Citigroup Global Markets Singapore Pte. Ltd.

8 Marina View

#21-00 Asia Square Tower 1

Singapore 018960

Attn: Capital Markets Origination

Tel: +65 6657 1965

Goldman Sachs (Singapore) Pte.

1 Raffles Link

#07-01 South Lobby

Singapore 039393

Attn: Global Banking & Markets

Tel: +65 6889 1954

J.P. Morgan Securities Asia Private Limited

88 Market Street

26th Floor, CapitaSpring

Singapore 048948

Attn: Reuben Ong

Tel: +65 6882 1802

Information furnished by the Underwriters for purposes of Sections 2(b), 2(c), 2(d), 2(e), 9(a), 9(b) and 20(c) of the Underwriting Agreement:

The information in the last paragraph of the cover page of the Prospectus.

The information set forth in the third, fourth, fifth and tenth paragraphs under the caption “Underwriting”.

The information in the third sentence of the eleventh paragraph and the second sentence of the fourteenth paragraph under the caption “Underwriting”.

No other information in the Prospectus has been furnished by the Underwriters for use therein.

Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

ANNEX II

Form of Comfort Letter-KPMG LLP